SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]    Preliminary Proxy Statement



[  ]    Preliminary Additional Materials



[ x ]   Definitive Proxy Statement



[  ]    Definitive Additional Materials



[  ]    Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12



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
      (Name of Registrant as Specified In Its Charter) Fidelity Court Street Trust


            (Name of Person(s) Filing Proxy Statement) Arthur S. Loring

Payment of Filing Fee (Check the appropriate box):

[  ]   $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.


            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


[X]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

      and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid: $125



      (2)   Form, Schedule or Registration Statement No.: 811-2741



      (3)   Filing Party: Fidelity Court Street Trust



      (4)   Date Filed: August 9, 1994


SPARTAN CONNECTICUT MUNICIPAL HIGH YIELD PORTFOLIO
SPARTAN NEW JERSEY MUNICIPAL HIGH YIELD PORTFOLIO
SPARTAN FLORIDA MUNICIPAL INCOME PORTFOLIO
FIDELITY HIGH YIELD TAX-FREE PORTFOLIO
FUNDS OF
FIDELITY COURT STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Connecticut Municipal High Yield Portfolio, Spartan New Jersey Municipal High Yield Portfolio, Spartan Florida Municipal Income Portfolio, and Fidelity High Yield Tax-Free Portfolio (the funds), will be held at the office of Fidelity Court Street Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on November 16, 1994, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 6. To adopt a new fundamental investment policy for each fund permitting a fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 7. To approve an amended management contract for Fidelity High Yield Tax-Free Portfolio.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 8. To amend the fundamental investment limitation concerning the issuance of senior securities for Spartan Connecticut Municipal High Yield Portfolio and Spartan New Jersey Municipal High Yield Portfolio.
 9. To eliminate the fundamental investment limitation concerning short sales of securities for Spartan Connecticut Municipal High Yield Portfolio and Spartan New Jersey Municipal High Yield Portfolio.
10. To eliminate the fundamental investment limitation concerning margin purchases for Spartan Connecticut Municipal High Yield Portfolio and Spartan New Jersey Municipal High Yield Portfolio.
11. To amend the fundamental investment limitation concerning borrowing for Spartan Connecticut Municipal High Yield Portfolio and Spartan New Jersey Municipal High Yield Portfolio.
12. To amend the fundamental investment limitation concerning the concentration of its investments within a single industry for Spartan Connecticut Municipal High Yield Portfolio and Spartan New Jersey Municipal High Yield Portfolio.
13. To amend the fundamental investment limitation concerning the purchase and sale of physical commodities for Spartan Connecticut Municipal High Yield Portfolio and Spartan New Jersey Municipal High Yield Portfolio.
 The Board of Trustees has fixed the close of business on September 19, 1994 as the record date for the determination of the shareholders of each fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
September 19, 1994
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
SPARTAN CONNECTICUT MUNICIPAL HIGH YIELD PORTFOLIO
SPARTAN NEW JERSEY MUNICIPAL HIGH YIELD PORTFOLIO
SPARTAN FLORIDA MUNICIPAL INCOME PORTFOLIO
FIDELITY HIGH YIELD TAX-FREE PORTFOLIO
FUNDS OF FIDELITY COURT STREET TRUST
TO BE HELD ON NOVEMBER 16, 1994

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Court Street Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan Connecticut Municipal High Yield Portfolio, Spartan New Jersey Municipal High Yield Portfolio, Spartan Florida Municipal Income Portfolio, and Fidelity High Yield Tax-Free Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held November 16, 1994 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing
of this    p    roxy    s    tatement and the accompanying proxy card on or
about September 19, 1994. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the trust. The expenses in connection with preparing this proxy statement and its enclosures and of all solicitations will be paid by the fund for Fidelity High Yield Tax-Free Portfolio and by Fidelity Management & Research Company (FMR) for Spartan Connecticut Municipal High Yield Portfolio, Spartan New Jersey High Yield Portfolio, and Spartan Florida Municipal Income Portfolio. Fidelity High Yield Tax-Free Portfolio and FMR (for Spartan Connecticut Municipal High Yield Portfolio, Spartan New Jersey Municipal High Yield Portfolio, and Spartan Florida Municipal Income Portfolio) will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. A copy of each fund's annual report for the fiscal year ended November 30, 1993 has been mailed or delivered to shareholders of each respective fund entitled to vote at
the    M    eeting.
 Shares of each fund issued and outstanding as of July 31, 1994 are indicated in the following table:
  SPARTAN CONNECTICUT MUNICIPAL HIGH YIELD PORTFOLIO    35,456,664
  SPARTAN NEW JERSEY MUNICIPAL HIGH YIELD PORTFOLIO    33,528,010
  SPARTAN FLORIDA MUNICIPAL INCOME PORTFOLIO    37,559,004
  FIDELITY HIGH YIELD TAX-FREE PORTFOLIO    159,756,120
 To the knowledge of the trust, no shareholder owned of record or beneficially more than 5% of the total outstanding shares of any of the funds on that date. Shareholders of record at the close of business on September 19, 1994 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date. VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT
TO APPROVE PROPOSAL 1.        APPROVAL OF PROPOSAL 3 REQUIRES THE
AFFIRMATIVE VOTE OF A MAJORITY OF OUTSTANDING VOTING SECURITIES OF BOTH THE
TRUST AND    OF     EACH FUND OF THE TRUST    AND, IN THE CASE OF
    PROPOSALS 4 AND 5   ,     A "MAJORITY OF THE OUTSTANDING VOTING
SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS    2 AND     6
THROUGH 13 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES'' OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES'' MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.
1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity Court Street Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Mr. Cox, Mrs. Davis, and Mr. Mann, all nominees named below are currently Trustees of Fidelity Court Street Trust and have served in that capacity continuously since originally elected or appointed. Mr. Jones, Mr. Lynch, and Mr. McDonough were selected by the trust's Nominating and Administration Committee (see page ) and were appointed to the Board in May 1990, April 1990, and August 1989, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser, Fidelity Management & Research Company (FMR, or the Adviser), or the funds' distribution agent, Fidelity Distributors Corporation (FDC). Each of the nominees is currently a Trustee or General Partner, as the case may be, of other funds advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.
Nominee                  Principal Occupation **               Year of
 (Age)                                                         Election or
                                                               Appointment

*J. Gary Burkhead        Senior Vice President, is             1986
82 Devonshire Street     President of FMR; and President
Boston, MA               and a Director of FMR Texas
 (53)                    Inc. (1989), Fidelity
                         Management & Research (U.K.)
                         Inc. and Fidelity Management &
                         Research (Far East) Inc.

Ralph F. Cox             Consultant to Western Mining          --
200 Rivercrest Drive     Corporation (1994). Prior to
Forth Worth, TX          1994, he was President of
 (62)                    Greenhill Petroleum Corporation
                         (petroleum exploration and
                         production, 1990). Until March
                         1990, Mr. Cox was President
                         and Chief Operating Officer of
                         Union Pacific Resources
                         Company (exploration and
                         production). He is a Director of
                         Sanifill Corporation
                         (non-hazardous waste, 1993)
                         and CH2M Hill Companies
                         (engineering). In addition, he
                         served on the Board of Directors
                         of the Norton Company
                         (manufacturer of industrial
                         devices, 1983-1990) and
                         continues to serve on the Board
                         of Directors of the Texas State
                         Chamber of Commerce, and is a
                         member of advisory boards of
                         Texas A&M University and the
                         University of Texas at Austin.

Phyllis Burke Davis      Prior to her retirement in            --
P.O. Box 264             September 1991, Mrs. Davis
Bridgehampton, NY        was the Senior Vice President of
 (62)                    Corporate Affairs of Avon
                         Products, Inc. She is currently a
                         Director of BellSouth
                         Corporation
                         (telecommunications), Eaton
                         Corporation (manufacturing,
                         1991), and the TJX Companies,
                         Inc. (retail stores, 1990), and
                         previously served as a Director
                         of Hallmark Cards, Inc.
                         (1985-1991) and Nabisco
                         Brands, Inc. In addition, she
                         serves as a Director of the New
                         York City Chapter of the National
                         Multiple Sclerosis Society, and is
                         a member of the Advisory
                         Council of the International
                         Executive Service Corps. and
                         the President's Advisory Council
                         of
                         The University of Vermont
                         School
                         of Business Administration.

Richard J. Flynn         Financial consultant. Prior to        1982
77 Fiske Hill            September 1986, Mr. Flynn was
Sturbridge, MA           Vice Chairman and a Director of
 (70)                    the Norton Company
                         (manufacturer of industrial
                         devices). He is currently a
                         Director of Mechanics Bank and
                         a Trustee of College of the Holy
                         Cross and Old Sturbridge
                         Village, Inc.

*Edward C. Johnson       President, is Chairman, Chief         1974
3d                       Executive Officer and a Director
82 Devonshire Street     of FMR Corp.; a Director and
Boston, MA               Chairman of the Board and of
 (64)                    the Executive Committee of
                         FMR; Chairman and a Director
                         of FMR Texas Inc. (1989),
                         Fidelity Management &
                         Research (U.K.) Inc., and
                         Fidelity Management &
                         Research (Far East) Inc.

E. Bradley Jones         Prior to his retirement in 1984,      1990
3881-2 Lander Road       Mr. Jones was Chairman and
Chagrin Falls, OH        Chief Executive Officer of LTV
 (67)                    Steel Company. Prior to May
                         1990, he was a Director of
                         National City Corporation (a
                         bank holding company) and
                         National City Bank of Cleveland.
                         He is a Director of TRW Inc.
                         (original equipment and
                         replacement products),
                         Cleveland-Cliffs Inc. (mining),
                         NACCO Industries, Inc. (mining
                         and marketing), Consolidated
                         Rail Corporation, Birmingham
                         Steel Corporation, Hyster-Yale
                         Materials Handling, Inc. (1989),
                         and RPM, Inc. (manufacturer of
                         chemical products, 1990). In
                         addition, he serves as a Trustee
                         of First Union Real Estate
                         Investments, Chairman of the
                         Board of Trustees and a
                         member of the Executive
                         Committee of the Cleveland
                         Clinic Foundation, a Trustee and
                         a member of the Executive
                         Committee of University School
                         (Cleveland), and a Trustee of
                         Cleveland Clinic Florida.

Donald J. Kirk           Professor at Columbia University      1987
680 Steamboat Road       Graduate School of Business
Apartment #1 - North     and a financial consultant. Prior
Greenwich, CT            to 1987, he was Chairman of the
 (61)                    Financial Accounting Standards
                         Board. Mr. Kirk is a Director of
                         General Re Corporation
                         (reinsurance) and Valuation
                         Research Corp. (appraisals and
                         valuations, 1993). In addition, he
                         serves as Vice Chairman of the
                         Board of Directors of the
                         National Arts Stabilization Fund
                         and Vice Chairman of the Board
                         of Trustees of the Greenwich
                         Hospital Association.

*Peter S. Lynch          Vice Chairman of FMR (1992).          1990
82 Devonshire Street     Prior to his retirement on May
Boston, MA               31, 1990, he was a Director of
 (51)                    FMR (1989) and Executive Vice
                         President of FMR (a position he
                         held until March 31, 1991); Vice
                         President of Fidelity Magellan
                         Fund and FMR Growth Group
                         Leader; and a Managing
                         Director of FMR Corp. Mr. Lynch
                         was also Vice President of
                         Fidelity Investments Corporate
                         Services (1991-1992). He is a
                         Director of W.R. Grace & Co.
                         (chemicals, 1989) and Morrison
                         Knudsen Corporation
                         (engineering and construction).
                         In addition, he serves as a
                         Trustee of Boston College,
                         Massachusetts Eye & Ear
                         Infirmary, Historic Deerfield
                         (1989) and Society for the
                         Preservation of New England
                         Antiquities, and as an Overseer
                         of the Museum of Fine Arts of
                         Boston (1990).

Edward H. Malone         Prior to his retirement in 1985,      1989
5601 Turtle Bay Drive    Mr. Malone was Chairman,
#2104                    General Electric Investment
Naples, FL               Corporation and a Vice
 (70)                    President of General Electric
                         Company. He is a Director of
                         Allegheny Power Systems, Inc.
                         (electric utility), General Re
                         Corporation (reinsurance), and
                         Mattel Inc. (toy manufacturer). In
                         addition, he serves as a Trustee
                         of Corporate Property Investors,
                         the EPS Foundation at Trinity
                         College, the Naples
                         Philharmonic Center for the Arts,
                         and Rensselaer Polytechnic
                         Institute, and he is a member of
                         the Advisory Boards of Butler
                         Capital Corporation Funds and
                         Warburg, Pincus Partnership
                         Funds.

Marvin L. Mann           Chairman of the Board,                --
55 Railroad Avenue       President, and Chief Executive
Greenwich,CT             Officer of Lexmark International,
 (61)                    Inc. (office machines, 1991).
                         Prior to 1991, he held the
                         positions of Vice President of
                         International Business Machines
                         Corporation ("IBM") and
                         President and General Manager
                         of various IBM divisions and
                         subsidiaries. Mr. Mann is a
                         Director of M.A. Hanna
                         Company (chemicals, 1993) and
                         Infomart (marketing services,
                         1991), a Trammell Crow Co. In
                         addition, he serves as the
                         Campaign Vice Chairman of the
                         Tri-State United Way (1993) and
                         is a member of the University of
                         Alabama President's Cabinet
                         (1990).

Gerald C. McDonough      Chairman of G.M. Management           1989
135 Aspenwood Drive      Group (strategic advisory
Cleveland, OH            services). Prior to his retirement
 (65)                    in July 1988, he was Chairman
                         and Chief Executive Officer of
                         Leaseway Transportation Corp.
                         (physical distribution services).
                         Mr. McDonough is a Director of
                         ACME-Cleveland Corp. (metal
                         working, telecommunications
                         and electronic products),
                         Brush-Wellman Inc. (metal
                         refining), York International
                         Corp. (air conditioning and
                         refrigeration, 1989), Commercial
                         Intertech Corp. (water treatment
                         equipment, 1992), and
                         Associated Estates Realty
                         Corporation (a real estate
                         investment trust, 1993).

Nominee                  Principal Occupation **              Year of
 (Age)                                                        Election or
                                                              Appointme
                                                              nt

Thomas R. Williams       President of The Wales Group,        1989
21st Floor               Inc. (management and financial
191 Peachtree Street,    advisory services). Prior to
N.E.                     retiring in 1987, Mr. Williams
Atlanta, GA              served as Chairman of the
 (66)                    Board of First Wachovia
                         Corporation (bank holding
                         company), and Chairman and
                         Chief Executive Officer of The
                         First National Bank of Atlanta
                         and First Atlanta Corporation
                         (bank holding company). He is
                         currently a Director of BellSouth
                         Corporation
                         (telecommunications), ConAgra,
                         Inc. (agricultural products),
                         Fisher Business Systems, Inc.
                         (computer software), Georgia
                         Power Company (electric utility),
                         Gerber Alley & Associates, Inc.
                         (computer software), National
                         Life Insurance Company of
                         Vermont, American Software,
                         Inc. (1989), and AppleSouth,
                         Inc. (restaurants, 1992).

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of July 31, 1994, the nominees and officers of the    trust     owned,
in the aggregate, less than    1    % of    each     fund's    total
outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and six non-interested Trustees, met eleven times during the twelve months ended November 30, 1993. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 As a group, the non-interested Trustees received fees and expenses of
$   12,409     from the trust in their capacities as Trustees of the funds for the fiscal year ended November 30, 1993. The non-interested Trustees also served in similar capacities for other funds advised by FMR (see page
   )     and received additional compensation for such services.
 The Board of Trustees has adopted a policy whereby non-interested Trustees, upon reaching their 72nd birthday will resign. Under a defined benefit retirement program, non-interested Trustees, upon reaching age 72, are entitled to payments during their lifetime based on their basic Trustee fees and their length of service.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, of FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Cox, and Jones are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended November 30, 1993, the Committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough, and Williams. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested
Trustees, and acting as    A    dministrative    C    ommittee under the
Retirement Plan for non-interested Trustees. During the twelve months ended
November 30, 1993 the    C    ommittee held five meetings. The Nominating
and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a
   C    ompensation    C    ommittee; such matters are considered by the
Nominating and Administration Committee.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand L.L.P. has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand L.L.P. has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The services provided to the trust include (1) audit of annual financial statements and, if requested, an audit of semiannual financial statements;
(2) assistance and consultation in connection with SEC filings; and (3) if requested, review of the federal income tax returns filed on behalf of the trust. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Spartan Connecticut Municipal High Yield Portfolio, Spartan New Jersey Municipal High Yield Portfolio, Spartan Florida Municipal Income Portfolio, and Fidelity High Yield Tax-Free Portfolio are funds of Fidelity Court Street Trust, an open-end management investment company organized as a Massachusetts business trust. Currently, there are no other funds in the trust. Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that effect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights as required by the Investment Company Act of 1940 (1940 Act). In the case where a trust has several series or funds, such as Fidelity Court Street Trust, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds diverge over time. The Staff of the Securities and Exchange Commission (SEC) has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect for certain votes. The voting power of shareholders would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The following table shows each fund's net asset value.
                                 Net Asset Value       $1,000 investment
                                 as of July 31, 1994   in terms of shares
                                                       on July 31, 1994

Spartan Connecticut Municipal       $10.85                92.166
High Yield Portfolio

Spartan New Jersey Municipal        $11.03                90.662
High Yield Portfolio

Spartan Florida Municipal           $10.60                94.340
Income Portfolio

Fidelity High Yield Tax-Free        $12.03                83.126
Portfolio

 For example, Spartan    Florida Municipal Income Portfolio
shareholders would have approximately    13    % greater voting power than
Fidelity High Yield Tax-Free Portfolio shareholders because at current NAVs, a $1,000 investment in Fidelity High Yield Tax-Free Portfolio would
equal    83.126     shares whereas a $1,000 investment in Spartan
   Florida Municipal Income     Portfolio would equal    94.340     shares.
Accordingly, a one-share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and is the result in a typical corporation where each voting share generally has an equal market price.
 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue. In this instance, under both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 determines the method of calculating voting rights for all shareholder votes for a fund. If approved, Article VIII, Section 1 will be amended as follows (material to be added is underlined and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 1. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] "A Shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of
Shares owned times net asset value per    s    hare)        of such Series,
on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote." There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust to be taken by Shareholders.
 CONCLUSION. If approved, the amendment will take effect immediately after the shareholder meeting or after any adjournments thereof. The Trustees believe the proposed amendment will benefit the trust by bringing greater equality in voting rights among all shareholders of the trust. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If the amendment is not approved, the Declaration of Trust will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the outstanding shareholders of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees also may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. An appointment in this case currently requires shareholder notification within three months of the appointment under the current Declaration of Trust.
 Subject to shareholder approval, the Trustees intend to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
ARTICLE IV
THE TRUSTEES
RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the Declaration of Trust's shareholder notification requirement in the event of an appointment of a Trustee is in the best interests of the trust's shareholders. The Trustees recommend voting FOR the proposed amendment. If the proposal is not approved, the Declaration of Trust's current section entitled "Resignation and Appointment of Trustees" will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the funds approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of the Pooled Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Pooled Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's policies do not allow for such investments. Proposal 6 on page seeks each fund's shareholders approval to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Pooled Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed so-called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with a retail equity fund designed for investors with lower minimums. This structure allows several feeder funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one master pool instead of managing them separately. The feeder funds combine their investments by investing all of their assets in one master pooled fund which would be organized as an open-end management investment company (mutual fund). (Each feeder fund invested in a single master pooled investment retains its own characteristics, but is able to achieve operational efficiencies through investing together with the other feeder funds in the Pooled Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Pooled Fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Pooled Fund Structure is permitted under the fund's investment policies (see Proposal 6), if they determine that a Pooled Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Pooled Fund Structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Pooled Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Pooled Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is underlined):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have power and authority:
 "(t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;"
 CONCLUSION. The Trustees believe the proposed amendment will benefit the funds by providing the Trustees with the flexibility to adopt a Pooled Fund Structure in the future if permitted by a fund's investment policies and if the Trustees determine it to be in the best interest of the fund. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If approved, the amendment to the Declaration of Trust will take effect immediately after the shareholder meeting or any adjournments thereof. If the proposal is not approved, Article V, Section 1 of the Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING A FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of each fund approve, the adoption of a new fundamental investment policy that would permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of pooling would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so-called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled "master" fund. In order to implement a Pooled Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal 5 proposes to amend the Declaration of Trust, and if approved, would allow the Trustees to authorize the conversion to a Pooled Fund Structure when permitted by a fund's policies. This proposal would add a fundamental policy for each fund that permits a Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that a fund should invest in a master fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent a fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Pooled Fund, without a further vote of shareholders, if the Trustees determine that action to be in the best interests of a fund and its shareholders. Approval of Proposal 5 provides the Trustees with explicit authority to approve a Pooled Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would be modified to permit the investment in a Pooled Fund. These policies include each fund's limitations on investing 25% of total assets in one industry and on acting as an underwriter.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of a fund would be managed as part of a larger pool. Were a fund to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. The Pooled Fund would be managed by FMR or an affiliate, such as FMR Texas in the case of a money market fund. The Trustees would retain the right to withdraw a fund's investments from a Pooled Fund at any time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently. Whenever a fund is asked to vote at a shareholder meeting of the Pooled Fund, the fund will hold a meeting of its shareholders if required by applicable law or the fund's policies to vote on the matters to be considered at the Pooled Fund shareholder meeting. The fund will cast its votes at the Pooled Fund meeting in the same proportion as the fund's shareholders voted at theirs. The fund would otherwise continue its normal operations.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing each fund's assets in a Pooled Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR intends to seek federal and state regulatory approval in order to allow the Fidelity funds to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a fund's investment in a Pooled Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Pooled Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Pooled Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees recommends that each fund's shareholders vote to adopt a new fundamental policy that would permit each fund, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to each fund, i    f the proposal is not adopted,    th    e
fund's current fundamental investment policies will remain unchanged with respect to potential investment in Pooled Funds.
7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY HIGH YIELD TAX-FREE PORTFOLIO.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal to amend the fund's management contract with FMR (the Amended Contract). The proposal would modify the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT).
 PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as
Exhibit 1 on page . Except for the amendment to the management fee it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page .) If approved by shareholders, the Amended Contract will take effect on December 1, 1994 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 1995 and thereafter subject to continuation by the fund's Board of Trustees. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 1995, and thereafter subject to continuation by the fund's Board of Trustees.
 The management fee is an annual percentage of the fund's average net assets, calculated and paid monthly. The percentage is the sum of two components: a group fee rate, which varies according to FMR's assets under management, and a fixed individual fund fee rate. The proposal would modify the group fee by providing for lower fee rates if FMR's assets under
management remain above    $156     billion.
 MODIFICATION TO GROUP FEE RATE. The group fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR. As group net assets increase, the group fee rate declines. The Amended Contract would not change the group fee
calculation for group net assets of $   156     billion or less. Above
$   156     billion in group net assets, the group fee rate declines under both contracts, but under the Amended Contract, it declines faster. The Amended Contract has smaller increments in each breakpoint and the fee rate charged in each breakpoint is lower. Group fee rates that are lower than those contained in the fund's Present Contract have been implemented at various times by FMR. On November 1, 1993 and August 1, 1994, FMR voluntarily implemented lower group fee rates.
 The group fee rate is calculated according to a graduated fee schedule providing for different rates for different levels of group net assets. The rate at which the fee declines is determined by fee "breakpoints" that provide for lower fees when assets increase. The Amended Contract would add
seven new fee breakpoints for group asset levels above $   156     billion
as illustrated in the table below. (For an explanation of how these breakpoints are factored into the fee calculation, see the section entitled "Present Management Contracts" beginning on page .)
GROUP FEE RATE BREAKPOINTS
Present Contract   Amended Contract

Average Group     Present       Average Group   Amended
Assets              Contract*   Assets          Contract
($ billions)                    ($ billions)

120 - 174          .1450%       120 - 156       .1450%

   Over     174    .1400%       156 - 192       .1400%

                                192 - 228       .1350%

                                228 - 264       .1300%

                                264 - 300       .1275%

                                300 - 336       .1250%

                                336 - 372       .1225%

                                Over 372        .1200%

 The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present          A    mended
Assets           Contract*   Contract
($ billions)

   150          .1736%          .1736%

   200          .1658%          .1652%

250          .1606%          .1587%

300          .1572%          .1536%

350          .1547%          .1494%

400          .1529%          .1459%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993 and August 1, 1994.
 Average group net assets for July 1994 were approximately $   258
billion.
 The fund's annual individual fund fee rate is .25%. The sum of the group fee rate and the individual fund fee rate is referred to as a fund's management fee rate. One-twelfth (1/12) of this annual management fee rate is applied to the fund's average net assets for the current month, resulting in a dollar amount which is the management fee for that month.
 COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES. For July 1994 average
group net assets of $   258     billion, the fund's management fee rate
under the Amended Contract would have been    .4078    %, compared to
   .4100    % under the Present Contract. The management fee rate under both the Present Contract and the Amended Contract will remain the same under both the Present Contract and the Amended Contract until group net
assets exceed $   156     billion, at which point the management fee rate
under the Amended Contract begins to decline. The following chart compares the fund's management fee and total expense ratio under the terms of the Present Contract for the fiscal year ended November 30, 1993 to the fees and expenses the fund would have incurred if the Amended Contract had been in effect.

   [000s omitted]

Present Contract   *                        Amended Contract

Management                 Total Expense    Management         Total Expense

Fee                        Ratio            Fee                Ratio

$    8,997                     .5594    %   $    8,982             .5587    %


* Does not reflect voluntary adoption of extended group fee rate schedules. MATTERS CONSIDERED BY THE BOARD OF TRUSTEES. FMR provided substantial information to the Trustees to assist it in its deliberations. In addition, the Committee requested and reviewed additional data, including analyses prepared by independent counsel to both the funds and the non-interested Trustees. In unanimously approving the proposed contract and recommending its approval by shareholders, the Trustees of the fund, including the Independent Trustees, considering the best interests of shareholders of the fund, took into account all factors they deemed relevant. The factors considered by the Independent Trustees included the nature, quality, and extent of the services furnished by FMR to the fund; the necessity of FMR maintaining and enhancing its ability to retain and attract high caliber personnel to serve the fund; the increased complexity of the securities markets; the investment record of FMR in managing the fund; extensive financial, personnel, and structural information as to the Fidelity organization, including the revenues and expenses of FMR, and Fidelity Service Co. (FSC, the funds' transfer, shareholder servicing, and pricing and bookkeeping agent) relating to their mutual fund activities; whether economies of scale were demonstrated in connection with FMR's provision of investment management and shareholder services as assets increased; data on investment performance, management fees and expense ratios of competitive funds and other Fidelity funds; FMR's expenditures in developing enhanced shareholder services for the fund; enhancements in the quality and scope of the shareholder services provided to the fund's shareholders; the fees charged and services offered by an affiliate of FMR for providing investment management services to non-investment company accounts; and possible "spin-off" benefits to FMR from serving as manager and from affiliates of FMR serving as principal underwriter and transfer agent of the fund.
 CONCLUSION, ACTION OF THE BOARD OF TRUSTEES, AND RECOMMENDED SHAREHOLDER ACTION. Based on its evaluation of the extensive materials presented and assisted by the advice of independent counsel, the Board of Trustees concluded (i) that the existing management fee rate structure was fair and reasonable and (ii) that the proposed reduction in the group fee rate structure was in the best interest of the fund's shareholders. The Board of Trustees voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 8 through 13 is to revise several of the funds' investment limitations to conform to limitations which are the standards for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking a shareholder vote. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings if called for these purposes are generally borne by the fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.
8. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES FOR SPARTAN CONNECTICUT MUNICIPAL HIGH YIELD PORTFOLIO AND SPARTAN NEW JERSEY MUNICIPAL HIGH YIELD PORTFOLIO.
 Each fund's current fundamental investment limitation regarding the issuance of senior securities states:
 "The fund may not issue bonds or any other class of securities preferred over shares of the fund in respect of the fund's assets or earnings, provided that Fidelity Court Street Trust may issue additional series of shares in accordance with its Declaration of Trust."
 The Trustees recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing the issuance of senior securities:
 "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The primary purpose of the proposal is to revise each fund's fundamental senior securities limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental senior securities limitation cannot be changed without a future vote of the fund's shareholders.
 Adoption of the proposed limitation on senior securities is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed limitation clarifies that the funds may issue senior securities to the extent permitted under the 1940 Act.
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund, however, is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. Each fund utilizes transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
9. TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES FOR SPARTAN CONNECTICUT MUNICIPAL HIGH YIELD PORTFOLIO AND SPARTAN NEW JERSEY MUNICIPAL HIGH YIELD PORTFOLIO.
 Spartan Connecticut Municipal High Yield Portfolio's current fundamental investment limitation on selling securities short is as follows:
 "The fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute short sales.
 Spartan New Jersey Municipal High Yield Portfolio's current fundamental investment limitation on selling securities short is as follows:
 "The fund may not sell securities short, unless it owns, or by virtue of its ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, provided that transactions in futures contracts are not deemed to constitute short sales."
 The Trustees of each fund recommend that shareholders vote to eliminate the above fundamental investment limitations. If the proposal is approved, the Trustees intend to replace the current fundamental limitations with a non-fundamental limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitations.
 "The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.
 Certain state regulations currently prohibit mutual funds from entering into any short sales, other than short sales against the box. The funds do not currently anticipate entering into any short sales other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders, if state regulations were to change to permit other types of short sales, or if waivers from existing requirements were available, subject to appropriate disclosure to investors.
 Elimination of the funds' fundamental limitations on short selling is unlikely to affect each fund's investment techniques at this time. The Board of Trustees believes that efforts to standardize each fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate each fund's fundamental investment limitation regarding short sales of securities. If approved, the proposal will take effect immediately. With respect to each fund, if the proposal is not approved the fund's current limitation will remain unchanged.
10. TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES FOR SPARTAN CONNECTICUT MUNICIPAL HIGH YIELD PORTFOLIO AND SPARTAN NEW JERSEY MUNICIPAL HIGH YIELD PORTFOLIO.
 Each fund's current fundamental investment limitation concerning purchasing securities on margin states:
 "The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the fund may make initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts."
 The Trustees recommend that shareholders of each fund vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees intend to adopt a substantially identical non-fundamental limitation for each fund that could be changed without a vote of shareholders.
 Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Each fund's current fundamental limitation prohibits the fund from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.
 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
 "The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 Although elimination of each fund's fundamental limitation on margin purchases is unlikely to affect the fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the funds may alter their investment practices in the future. The Board of Trustees believes that efforts to standardize investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of shareholders.
 CONCLUSION. The Trustees recommend voting FOR the proposal to eliminate each fund's fundamental investment limitation regarding margin purchases. If approved, the new non-fundamental limitation will become effective immediately. With respect to each fund, if the proposal is not approved the fund's current limitation will remain unchanged.
11. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING FOR SPARTAN CONNECTICUT MUNICIPAL HIGH YIELD PORTFOLIO AND SPARTAN NEW JERSEY MUNICIPAL HIGH YIELD PORTFOLIO.
 Each fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation."
 Subject to shareholder approval, the Trustees intend to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise each fund's fundamental borrowing limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized
Investment Limitations" on page    .    ) If the proposal is approved, the
amended fundamental borrowing limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning borrowing is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
However, the proposal would clarify two points. First, under    the
proposed limitation, each fund must reduce borrowings that come to exceed
33 1/3% of its total assets for any reason. While, under     the current
limitations, each fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets. Second, the proposed limitation specifically defines "three days" to exclude Sundays and holidays, while the funds' current limitation simply states three days.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund. Accordingly, the Trustees recommend that shareholders of the funds vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately.
With respect to each fund   ,     if the proposal is not approved, the
fund's current limitation will remain unchanged.
12. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS WITHIN A SINGLE INDUSTRY FOR SPARTAN
CONNECTICUT MUNICIPAL HIGH YIELD    PORTFOLIO     AND SPARTAN NEW JERSEY
MUNICIPAL HIGH YIELD PORTFOLIO.
 Each fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies, instrumentalities, territories or possessions, or issued or guaranteed by a state government or political subdivision thereof) if, as a result, more than 25% of the value of its total assets would be invested in securities of companies having their principal business activities in the same industry."
 Subject to shareholder approval, the Trustees of each fund intend to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise each fund's fundamental concentration limitation to conform to a limitation which is expected to become the standard for funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental concentration limitation cannot be changed without a future vote of shareholders.
 The proposed fundamental limitation differs from the existing limitation because it explicitly excludes tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision thereof. Otherwise, adoption of the new limitation is not expected to affect the way in which the fund operates.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund. The Trustees recommend voting FOR the proposed amendment. The new limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current fundamental investment limitation will remain unchanged.
13. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING COMMODITIES FOR SPARTAN CONNECTICUT MUNICIPAL HIGH YIELD PORTFOLIO AND SPARTAN NEW JERSEY MUNICIPAL HIGH YIELD PORTFOLIO.
 Each fund's current fundamental investment limitation concerning commodities states:
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling futures contracts)."
 Subject to shareholder approval, the Trustees intend to replace this fundamental investment limitation with the following fundamental investment limitation governing commodities.
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities)."
 The primary purpose of this proposal is to implement a fundamental investment limitation on commodities that conforms to a limitation that is expected to become the standard for all funds managed by FMR. (See
"Adoption of Standardized Investment Limitations" on page    .    ) If the
proposal is approved, the new fundamental commodities limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on commodities is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation would make it explicit that the fund may buy or sell physical commodities that have been acquired as the result of ownership of instruments other than securities. Second, the proposed limitation would clarify that the fund may invest without limit in securities or other instruments backed by physical commodities. Any investments of this type are, of course, subject to the fund's investment objective, policies, and other limitations.
 CONCLUSION. The Board of Trustees has concluded that the adoption of the proposed amendment will benefit each fund and its shareholders. The Trustees recommend that shareholders of each fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies whose net assets as of July 1994, were in
excess of $   255     billion. The Fidelity family of funds currently
includes a number of funds with a broad range of investment objectives and permissible portfolio compositions. The Boards of these funds are substantially identical to that of this trust. In addition, FMR serves as investment adviser to certain other funds which are generally offered to limited groups of investors. Information concerning the advisory fees, net assets, and total expenses of the funds advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 2 on page
 FMR, its officers and directors, its affiliated companies and personnel, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Consolidated Statement of Financial Condition of Fidelity Management & Research Company as of December 31, 1993 is shown beginning on page .
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Anne Punzak, David Murphy, Gary L. French, Arthur S. Loring, and Thomas J. Steffanci are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello all of these persons are stockholders of FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, Fidelity Service Co., which is the transfer and shareholder servicing agent for certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers, and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization. Messrs. Johnson 3d, Burkhead, William L. Byrnes, James C. Curvey, and Caleb Loring, Jr. and Ms. Abigail P. Johnson are the Directors of FMR Corp. On July 31, 1994, Messrs. Johnson 3d, Burkhead, Curvey, and
Loring, Jr. and Ms. Johnson owned approximately    24    %,    3    %,
   3    %,    13    %, and    24    %, respectively, of the voting common
stock of FMR Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the aggregate
approximately    32    % of the voting common stock of FMR Corp. Messrs.
Johnson 3d, Burkhead, and Curvey owned approximately    2    %,    3    %
and    1    %, respectively, of the non-voting common and equivalent stock of FMR Corp. In addition, various trusts for the benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members, through limited partnership interests in a partnership the corporate general partner of which is controlled by Mr. Johnson 3d, Mr. Loring, Jr., and other Johnson
family members, together owned approximately    43    % of the non-voting
common and equivalent stock of FMR Corp. Through ownership of voting common stock and the execution of a shareholders' voting agreement, Edward C. Johnson 3d (President and a Trustee of the trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 During the period December 1, 1992 through July 31, 1994, the following transactions were entered into by officers and/or Trustees of the
   trust     or of FMR Corp. involving more than 1% of the voting common,
non-voting common    and equivalent stock,     or preferred stock of FMR
Corp.    Mr. Bruce C. Johnstone redeemed an aggregate of 25,500 shares of non-voting common stock for an aggregate cash payment of approximately $3.4 million. Mr. Morris J. Smith redeemed 15,000 shares of non-voting common stock for a cash payment of approximately $1.8 million. Mr. Edward C. Johnson 3d converted 2,064 shares of voting common stock into 2,064 shares of non-voting common stock. Mr. Caleb Loring, Jr. purchased 1,064 shares of voting common stock with a cash payment of approximately $166,00.
PRESENT MANAGEMENT CONTRACTS
 Spartan Connecticut Municipal High Yield Portfolio, Spartan New Jersey Municipal High Yield Portfolio, Spartan Florida Municipal Income Portfolio, and Fidelity High Yield Tax-Free Portfolio employ FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, and compensates all officers of the trust, all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the trust or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the funds. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of the fund's shares under federal and state law; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.
SPARTAN CONNECTICUT MUNICIPAL HIGH YIELD PORTFOLIO, SPARTAN NEW JERSEY MUNICIPAL HIGH YIELD PORTFOLIO, AND SPARTAN FLORIDA MUNICIPAL INCOME
PORTFOLIO    ONLY:
 FMR is responsible for the payment of all expenses of the funds with certain exceptions. Specific expenses payable by FMR include, without limitation, the fees and expenses of registering and qualifying the trust, the funds, and their shares for distribution under federal and state securities laws; expenses of typesetting for printing the Prospectus and Statement of Additional Information; custodian charges; audit and legal expenses; insurance expense; association membership dues; and the expenses of mailing reports to shareholders, shareholder meetings, and proxy solicitations. FMR also provides for transfer agent and dividend disbursing services and portfolio and general accounting record maintenance through Fidelity Service Company (FSC).
 FMR is Spartan Connecticut Municipal High Yield Portfolio's and Spartan New Jersey Municipal High Yield Portfolio's manager pursuant to management contracts dated January 1, 1992, which were approved by shareholders on December 11, 1991. FMR is Spartan Florida Municipal Income Portfolio's manager pursuant to a management contract dated February 20, 1992, which was approved by FMR, then sole shareholder of the fund on March 13, 1992.
 FMR pays all other expenses of the funds with the following exceptions: fees and expenses of all Trustees who are not "interested persons" of the trust or FMR (the non-interested Trustees); interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
 For the services of FMR under each contract, each fund pays FMR a monthly management fee at the annual rate of .55%, of their average net assets throughout the month. FMR reduces its fee by an amount equal to the fees and expenses of the non-interested Trustees.
 FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses). The following tables outline expense limitations (as a percentage of each fund's average net assets) in effect from December 1, 1990 through November 30, 1993. The tables also show the amount of management fees incurred under each contract and the amounts reimbursed by FMR, if any, for fiscal periods ending November 30, 1993, 1992, and 1991.
SPARTAN CONNECTICUT MUNICIPAL HIGH YIELD PORTFOLIO:
From                     To                         Expense
                                                    Limitation

   January 1, 1991          December 31, 1991          .55%

   July 1, 1989             March 1, 1990              .65%

Fiscal Period Ended   Management Fees   Amount of
                      Before            Reimbursement
                      Reimbursement

1993                  $ 2,474,25        $ 0
                      4

1992                   2,110,249         11,998

1991                   1,251,310         142,655

SPARTAN NEW JERSEY MUNICIPAL HIGH YIELD PORTFOLIO:
   From               To                Expense Limitation

November 1, 1991   September 30, 1992   .50%

August 1, 1991     October 31, 1991     .45%

January 1, 1991    July 31, 1991        .55%

December 1, 1989   December 31, 1990    .65%

Fiscal Period Ended   Management Fees   Amount of
                      Before            Reimbursement
                      Reimbursement

1993                  $ 2,193,15        $ 0
                      5

1992                   1,757,819         158,991

1991                   1,036,111         272,881

SPARTAN FLORIDA MUNICIPAL INCOME PORTFOLIO:
   From                To                Expense Limitation

November 1, 1993     --                  .50%

October 1, 1993     October 31, 1993     .45%

September 1, 1993   September 30, 1993   .35%

August 1, 1993      August 31, 1993      .30%

June 1, 1993        July 31, 1993        .25%

April 1, 1993       May 31, 1993         .15%

February 1, 1993    February 28, 1993    .10%

September 1, 1992   January 31, 1993     .05%

March 16, 1992      August 31, 1992      .00%

Fiscal Period   Management Fees   Amount of
                Before            Reimbursement
                Reimbursement

1993            $ 2,073,795       $ 1,147,661

1992*           $ 463,640         $ 438,561

* From March 16, 1992 (commencement of operations) through November 30,
1992.
 To defray shareholder service costs, FMR or its affiliates also collect each fund's $5.00 exchange fee, $5.00 account closeout fee, and $5.00 fee for wire purchases and redemptions. Shareholder transaction fees and charges collected for fiscal 1993, 1992, and 1991 are indicated in the tables below.
SPARTAN CONNECTICUT MUNICIPAL HIGH YIELD PORTFOLIO:
Fiscal Period   Exchange   Account         Wire
                Fees       Closeout Fees   Fees

1993            $ 6,270    $ 1,475         $ 890

1992            $ 8,140    $ 1,340         $ 2,020

1991            $ 2,465    $ 460           $ 675

SPARTAN NEW JERSEY HIGH YIELD PORTFOLIO:
Fiscal Period   Exchange   Account         Wire
                Fees       Closeout Fees   Fees

1993            $ 7,250    $ 1,685         $ 8   1    0

1992            $ 8,840    $ 1,515         $    1,150

1991            $ 2,135    $ 705           $    270

SPARTAN FLORIDA MUNICIPAL INCOME PORTFOLIO:
Fiscal Period   Exchange   Account         Wire
                Fees       Closeout Fees   Fees

1993            $ 3,140    $ 845           $ 185

1992*           $ 1,030    $ 185           $ 50

* From March 16, 1992 (commencement of operations) through November 30,
1992   .
FIDELITY HIGH YIELD TAX-FREE PORTFOLIO    ONLY:
 In addition to the management fee payable to FMR and the fees payable to
United Missouri Bank    N.A. (United Missouri)     for services as the
fund's custodian and transfer agent, the fund pays all of its expenses, without limitation, that are not assumed by those parties. The fund pays for typesetting, printing, and mailing proxy material to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although the fund's management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to existing shareholders, United Missouri has entered into a revised sub-transfer agent agreement with FSC, pursuant to which FSC bears the cost of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. The fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
 FMR is Fidelity High Yield Tax-Free Portfolio's manager pursuant to a management contract dated March 1, 1993, which was approved by shareholders on February 17, 1993. For the services of FMR under the contract, the fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown on the left of the table below. On the right, the effective annual fee rate schedule shows the results of cumulatively applying the annualized rates at varying asset levels. For example, the effective annual
group fee rate at $   258     billion of group net assets - their
approximate level for July 1994 - w   ould be     .   1578    %,    based
on the schedule on page 32,     which is the weighted average of the
respective fee rates for each level of group net assets up to $   258
billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average   Annualized   Group    Effective
Group     Fee Rate     Net      Annual
Assets                 Assets   Fee Rate






$    0       -     3 billion    .3700%                  $ 0.5 billion   .3700%

3            -     6            .3400           25                      .2664

6            -     9            .3100           50                      .2188

9            -     12           .2800           75                      .1986

12           -     15           .2500           100                     .1869

15           -     18           .2200           125                     .1793

18           -     21           .2000           150                     .1736

21           -     24           .1900           175                     .169   5

24           -     30           .1800           200                     .165   8

30           -     36           .1750           225                     .16   29

36           -     42           .1700           250                     .1   604

42           -     48           .1650           275                     .1   583

48           -     66           .1600           300                     .   1565

66           -     84           .1550           325                     .15   48

84           -     120          .1500           350                     .1   533

120          -     1   74       .1450              400                  .1   507

1   74       -        228       .1400

   228       -        282       .13   75

2   82       -        336       .13   50

Over                  336       .1   325


    Under the fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .1400% for average group assets in excess of $174 billion. Prior to March 1, 1993, the group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR, and went into effect of January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
   On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints. The revised group fee rate schedule provides for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule is identical to the above schedule for average group assets under $156 billion. For average group assets in excess of $156 billion, the group fee rate schedule voluntarily adopted by FMR is as follows:
   GROUP FEE RATE SCHEDULE*          EFFECTIVE ANNUAL FEE
                                     RATES

   Average
          Annualized
          Group
          Effective

   Group
            Fee Rate             Net
            Annual

   Assets                                 Assets          Fee Rate






   $  120          -          156              .1450%                     $150 billion          .1736%
                              billion

   156             -          192              .1400            175                             .1690

   192             -          228              .1350            200                             .1652

   228             -          264              .1300            225                             .1618

   264             -          300              .1275            250                             .1587

   300             -          336              .1250            275                             .1560

   336             -          372              .1225            300                             .1536

   Over                       372              .1200            325                             .1514

                                                                350                             .1494

                                                                375                             .1476

                                                                400                             .1459


 The individual fund fee rate for Fidelity High Yield Tax-Free Portfolio is .25%. Based on the average net assets of the funds advised by FMR for July 1994, the annual management fee rate would be calculated as follows:
Group Fee Rate         Individual Fund         Management Fee
                       Fee Rate                Rate

.15   78    %    +        .25    %       =        .4078    %

 One twelfth (1/12) of this annual management fee rate is then applied to the fund's average net assets for the current month, giving a dollar amount which is the fee for that month.
 The table below lists the fees paid to FMR by the fund for its services as investment adviser with the corresponding percentage of average net assets of the fund for the fiscal years ending November 30, 1993, 1992, and 1991.
Management Fees    Percentage of Average Net Assets


1993         1992         1991               1993                   1992                   1991

$8,997,000   $8,600,000   $8,059,000             0    .   42    %       0    .   42    %       0    .   43    %


 To comply with the California Code of Regulations, FMR will reimburse the fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating the fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
 The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
 The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or their other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) a subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
 Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine whether they are reasonable in relation to the benefits to the fund.
  Each fund's portfolio turnover rates for the fiscal period ended November 30, 1993 and 1992 are indicated in the following table:
                                             1993   1992

Spartan Connecticut Municipal High Yield      45%    11%
Portfolio

Spartan New Jersey Municipal High Yield       25%    33%
Portfolio

Spartan Florida Municipal Income Portfolio    50%    38%*

Fidelity High Yield Tax-Free Portfolio        53%    47%

* Annualized for the fiscal period March 16, 1992 (commencement of operations) through November 30, 1992.
 For fiscal 1993, 1992, and 1991, none of the funds paid any brokerage commissions.
 From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
 Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
 When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases, this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
INTEREST OF FMR AFFILIATES
 United Missouri is each fund's custodian and transfer agent. United Missouri has entered into sub-contracts with FSC an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing transfer agent and shareholder servicing functions for each fund. United Missouri has additional sub-contracts with FSC for each fund except
Fidelity High Yield Tax-   F    ree Portfolio, pursuant to which FSC
performs the calculations necessary to determine each fund's net asset value per share and dividends and maintains the funds' accounting records. United Missouri is entitled to reimbursement for fees paid to FSC from FMR, which must bear these costs pursuant to its management contract with
   Spartan Connecticut Municipal High Yield Portfolio, Spartan New Jersey Municipal High Yield Portfolio, and Spartan Florida Municipal Income Portfolio.
 Prior to January 1, 1992 and November 8, 1991, Shawmut Bank, N.A. (Shawmut) was the custodian and transfer agent for Spartan Connecticut Municipal High Yield Portfolio and Spartan New Jersey Municipal High Yield Portfolio, respectively. Under the contract, Shawmut paid an annual fee of $22.19 per basic retail account with a balance of $2,000 or more, $7.39 per basic retail account with a balance of less than $2,000, and a supplemental activity charge of $5.28 for monetary transactions. After June 1, 1990, these fees and charges were subject to annual cost escalation based on changes in postal rates and changes in wage and price levels as, measured by The National Consumer Price Index for Urban Areas. With respect to certain institutional client master accounts, Shawmut paid FSC a per-account fee and a monetary transaction fee of $65 and $14, respectively, or $60 and $12, respectively, depending on the nature of services provided.
 Under the prior contract, FSC paid out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bore the expense of typesetting, printing, and mailing prospectuses, statements of additional information, reports, notices, and statements to shareholders.
 The Bank had an additional sub-contract with FSC, pursuant to which FSC performed the calculations necessary to determine the fund's net asset value per share and dividends and maintained the fund's accounting records. Prior to July 1, 1991, the annual fee for these pricing and bookkeeping services was based on two schedules, one pertaining to the fund's average net assets, and one pertaining to the type and number of transactions the fund made. The fee rates in effect as of July 1, 1991 were based on the fund's average net assets, specifically, .04% for the first $500 million of average net assets and .02% for average net assets in excess of $500 million, and the fee was limited to a minimum of $45,000 and a maximum of $750,000 per year.
 The fees paid by each fund's custodian bank to FSC for the fiscal years ended November 30, 1992, and 1991 are indicated in the table below.
      Transfer Agent Fees   Pricing and Bookkeeping
                            Fees


                                1992              1991        1992              1991

Spartan Connecticut Municipal   $ 15,595          $ 228,464   $ 14,703          $ 140,129
High Yield Portfolio

Spartan New Jersey Municipal    $    20,830       $ 256,723   $    12,465       $ 119,950
High Yield Portfolio


FIDELITY HIGH YIELD TAX-FREE PORTFOLIO    ONLY:
 Under the sub-contract with FSC on behalf of Fidelity High Yield Tax-Free
Portfolio   ,     FSC bears the expense of typesetting, printing, and
mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, except proxy statements. FSC also pays all out-of-pocket expenses associated with transfer agent services.
 United Missouri pays FSC an annual fee of $26.03 per regular account with a balance of $5,000 or more, $15.31 regular account with a balance of less than $5,000, and a supplemental activity charge of $2.25 for standing order transactions and $6.11 other monetary transactions. These fees and charges are subject to annual cost escalation based on postal rate changes and changes in wage and price levels as measured by the National Consumer Price Index for Urban Areas. With respect to institutional client master accounts. United Missouri pays FSC per account fees of $95 and monetary transaction charges of $20.00 or $17.50 depending on the nature of services provided.
 Prior to March 26, 1992, State Street Bank and Trust Company (State Street) served as the fund's custodian and transfer agent and also sub-contracted with FSC to perform the processing activities associated with providing transfer agent and shareholder servicing functions for the fund. Beginning on June 1, 1989, FSC was compensated by State Street on the same basis as it is currently compensated by United Missouri (although fee rates and charges were adjusted periodically to reflect postal rate changes and changes in wage and price levels as measured by the National Consumer Price Index for Urban Areas).
 Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to FSC for the fiscal years ended November 30, 1993, 1992, and 1991 are indicated in the table below.
Fiscal Year   Transfer Agent Fees

1993          $1,960,000

1992          $1,846,000

1991          $1,531,000

 United Missouri has an additional sub-contract with FSC, pursuant to which FSC performs the calculations necessary to determine the fund's net asset value per share and dividends and maintains the fund's accounting records. The annual fee rates for these pricing and bookkeeping services are based on the fund's average net assets. Specifically, .04% for the first $500 million of average net assets and .02% for average net assets in excess of $500 million. The fee is limited to a minimum of $45,000 and a maximum of $750,000 per year.
 Prior to March 26, 1992, State Street subcontracted with FSC for pricing and bookkeeping services. Beginning July 1, 1991, FSC was compensated for these services by State Street on the same basis as it is currently compensated by United Missouri. Prior to July 1, 1991, the annual fee paid to FSC for pricing and bookkeeping services was based on two schedules, one pertaining to the fund's average net assets and one pertaining to the type and number of transactions the fund made.
 Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC for fiscal 1993, 1992, and 1991 are indicated in the table below.
Fiscal Year   Pricing and Bookkeeping Fees

1993          $537,000

1992          $656,000

1991          $467,000

 The transfer agent fees and pricing and bookkeeping fees described above are paid to FSC by United Missouri, which is entitled to reimbursement from the funds for these expenses.
ALL FUNDS   :
 Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Co., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and each fund's respective Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research Company
 (a Wholly-Owned Subsidiary of FMR Corp.):
 We have audited the accompanying consolidated statement of financial condition of Fidelity Management & Research Company as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the consolidated financial position of Fidelity Management & Research Company as of December 31, 1993, in conformity with generally accepted accounting principles.


/s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
January 28, 1994
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
      ($000)
Cash and cash equivalents   $ 109
Management fees receivable    103,826
Invested assets:
 Managed funds (market value $59,845,000)    56,416
 Other investments (fair value $25,816,000)    20,822
Property and equipment, net    141,584
Deferred income taxes    35,910
Note receivable from affiliate    11,250
Prepaid expenses and other assets     9,597
  Total Assets    $ 379,514
LIABILITIES AND STOCKHOLDER'S EQUITY
Payable to mutual funds   $ 8,580
Accounts payable and accrued expenses    30,349
Payable to parent company    235,232
Other liabilities    3,871
  Total Liabilities    278,032

Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    50,074
Retained earnings    51,400
  Total Stockholder's Equity    101,482
  Total Liabilities and Stockholder's Equity   $ 379,514
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
On March 1, 1993, ownership of the Company's wholly-owned subsidiary, Fidelity Investments Institutional Services Company, Inc. was distributed to the Company's parent. As of that date, this subsidiary had total assets and stockholder's equity of approximately $73,000,000, and $60,000,000, respectively.
PRINCIPLES OF CONSOLIDATION
The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
INVESTED ASSETS
Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other investments consist primarily of investments in limited partnerships which are carried at cost. Certain restrictions exist with respect to the sale or transfer of these investments to third parties. For managed funds investments and other investments, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an investment has occurred, the carrying value of the investment is reduced to its net realizable value.
INCOME TAXES
The Company is included in the consolidated federal and certain state income tax returns filed by FMR Corp.
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company. There are no unfunded vested benefits.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At December 31, 1993, property and equipment, at cost, consist of (in thousands):
 Furniture   $ 1,853
 Equipment (principally computer related)    320,141
 Leasehold improvements    6,712        328,706
 Less: Accumulated depreciation and amortization    187,122
     $ 141,584
C. NOTE RECEIVABLE FROM AFFILIATE
On December 2, 1993, the Company issued a non-recourse mortgage to an affiliate for property located in Irving, Texas. The $11,250,000 note receivable is due on January 1, 2009, and accrues interest at 7.6325%. Payments of principal and interest are due monthly.
D. TRANSACTIONS WITH AFFILIATED COMPANIES
In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties.
The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
EXHIBIT 1
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY COURT STREET TRUST:
FIDELITY HIGH YIELD TAX-FREE PORTFOLIO
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 MODIFICATION made this 1st day of [March, 1993] ______, 1994, by and between Fidelity Court Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity High Yield Tax-Free Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and [Fidelity Management & Research Company] the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract [dated March 1, 1989] Modified March 1, 1993, to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the
later of [March 1, 1993] December        1, 1994        or the first day of
the month following approval.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee [Rate] and an Individual Fund Fee [Rate].
  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company]
    fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

$    0        -     3 billion          .3700%

3             -     6                  .3400

6             -     9                  .3100

9             -     12                 .2800

12            -     15                 .2500

15            -     18                 .2200

18            -     21                 .2000

21            -     24                 .1900

24            -     30                 .1800

30            -     36                 .1750

36            -     42                 .1700

42            -     48                 .1650

48            -     66                 .1600

66            -     84                 .1550

84            -     120                .1500

   120        -        [174] 156       .1   45    0

[Over 174]    -     192                .1400
156

192           -     228                .1350

228           -     264                .1300

264           -     300                .1275

300           -     336                .1250

336           -     372                .1225

Over                372                .1200

  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .25%. The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document [of the Fund]) determined as of the close of business on each business day throughout the month.
  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect and the fee is computed upon the average net assets for business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be
sustained in the purchase, holding or sale of any security        or other
investment    instrument    .
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [May 31,
1993]        June 30, 1995 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and
obligations of any Portfolio under the Declaration of Trust        or other
organizational document        are separate and distinct from those of any
and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 2
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)   ASSETS (C)
   GROWTH AND INCOME
   Balanced (3)  7/31/93 $ 2,154.5 0.53% 0.53% 0.93%
Dividend Growth (3) 7/31/93**  9.2 0.62(dagger) - 2.50(dagger)
Global Balanced (1) 7/31/93**  35.7 0.77(dagger) 0.77(dagger) 2.12(dagger)
Growth & Income 7/31/93  5,195.4 0.53 0.53 0.83
Puritan (3)   7/31/93  6,319.2 0.47 0.47 0.74
Advisor Income &
 Growth   10/31/93  870.1 0.53 0.53 1.51
International Growth
 & Income (2) 10/31/93  301.5 0.77 0.77 1.52
Advisor Equity Portfolio
 Income :
 Class A (3) 11/30/93  19.1 0.50 0.50 1.77
 Institutional Class (3) 11/30/93  167.8 0.50 0.50 0.79
Convertible Securities (3) 11/30/93  782.6 0.53 0.53 0.92
Equity-Income II (3) 11/30/93  3,544.3 0.53 0.53 0.88
Variable Insurance
 Products:
  Equity-Income 12/31/93  952.1 0.53 0.53 0.62
Equity-Income (3) 1/31/94  6,040.5 0.38 0.38 0.66
Real Estate (3) 1/31/94  417.9 0.63 0.63 1.13
Utilities Income (3) 1/31/94  1,394.4 0.53 0.53 0.86
U.S. Equity Index 2/28/94  1,647.0 0.28 - 0.28
Market Index  4/30/94  300.9 0.45 0.45 0.45
   Fidelity Fund (3) 6/30/94   1,545.0 0.41 0.41 0.65
   ASSET ALLOCATION
   Asset Manager 9/30/93  4,704.2 0.72 0.72 1.09
Asset Manager:
 Growth (3)(4) 9/30/93  566.0 0.73 0.63 1.19
Asset Manager:
 Income (3)(4) 9/30/93  79.1 0.44 - 0.65
Variable Insurance
 Products II:
  Asset Manager (3) 12/31/93  1,432.9 0.72 0.72 0.88
  Index 500 12/31/93  20.8 0.28 - 0.28
   GROWTH
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES
TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE
NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)
 ASSETS (C)
   Blue Chip Growth 7/31/93  589.5 0.72 0.72 1.25
Low-Priced Stock (3) 7/31/93  2,048.8 0.76 0.76 1.12
OTC Portfolio 7/31/93  1,202.7 0.74 0.74 1.08
Advisor Strategic
 Opportunities (3) 9/30/93 $ 219.2 0.54% 0.54% 1.57%
Destiny I   9/30/93#  2,920.5 0.60(dagger) 0.60(dagger) 0.65(dagger)
Destiny II   9/30/93#  1,100.8 0.71(dagger) 0.71(dagger) 0.84(dagger)
Strategic
 Opportunities (3) 9/30/93  19.2 0.54 0.54 0.89
Advisor Emerging Asia
 Fund, Inc. (5) 10/31/94**  117.0 1.01(dagger) 1.01(dagger) 1.86(dagger)
Advisor Global
 Resources (3) 10/31/93  14.4 0.77 0.77 2.62
Advisor Growth
 Opportunities  10/31/93  1,204.5 0.68 0.68 1.64
Advisor Overseas (2) 10/31/93  65.5 0.77 0.77 2.38
Canada (2)   10/31/93  61.1 0.86 0.86 2.00
Capital Appreciation (3) 10/31/93  1,139.1 0.48 0.48 0.86
Disciplined Equity (3) 10/31/93  622.1 0.70 0.70 1.09
Diversified
 International (2) 10/31/93  119.1 0.73 0.73 1.47
Emerging Markets (2) 10/31/93  144.4 0.77 0.77 1.91
Europe (2)   10/31/93  488.3 0.64 0.64 1.25
Europe Capital
 Appreciation (2) 10/31/94**  231.8 0.78(dagger) 0.78(dagger) 1.58(dagger)
Japan (1)   10/31/93  98.4 0.77 0.77 1.71
Latin America (2) 10/31/93**  114.6 0.77(dagger) 0.77(dagger) 1.94(dagger)
Overseas (2)  10/31/93  1,025.1 0.77 0.77 1.27
Pacific Basin (1) 10/31/93  251.2 0.80 0.80 1.59
Southeast Asia (1) 10/31/93**  139.3 0.77(dagger) 0.71(dagger) 2.00(dagger)
Stock Selector (3) 10/31/93  459.7 0.71 0.71 1.10
Value (3)   10/31/93  1,100.8 0.72 0.72 1.11
Worldwide (2) 10/31/93  148.9 0.78 0.78 1.40
Advisor Equity Portfolio
  Growth :
 Class A (3) 11/30/93  176.0 0.66 0.66 1.84
   Institutiona l Class (3) 11/30/93  226.7 0.66 0.66 0.94
Emerging Growth (3) 11/30/93  620.6 0.80 0.80 1.19
Growth Company (3) 11/30/93  2,119.8 0.75 0.75 1.07
New Millennium 11/30/93**  187.5 0.68(dagger) 0.68(dagger) 1.32(dagger)
Retirement Growth (3) 11/30/93  2,404.1 0.76 0.76 1.05
Congress Street 12/31/93  63.4 0.46 0.46 0.61
Contrafund (3) 12/31/93  4,138.1 0.69 0.69 1.06
Exchange   12/31/93  187.7 0.54 0.54 0.57
Trend (3)   12/31/93  1,296.7 0.65 0.65 0.92
Variable Insurance
 Products:
  Growth  12/31/93 $ 1,016.0 0.63% 0.63% 0.71%
  Overseas (2) 12/31/93  398.7 0.77 0.77 1.03
Mid-Cap Stock (3) 1/31/95**  17.6 0.62(dagger) 0.62(dagger) 2.23(dagger)
Select Portfolios:
 Air Transportation (3) 2/28/94  17.8 0.63 0.63 2.31
 American Gold 2/28/94  313.4 0.63 0.63 1.49
 Automotive (3) 2/28/94  133.8 0.63 0.63 1.68
 Biotechnology (3) 2/28/94  549.9 0.63 0.63 1.61
 Brokerage and Investment
  Management (3) 2/28/94  69.3 0.63 0.63 1.77
 Chemicals (3) 2/28/94  27.4 0.63 0.63 1.93
 Computers (3) 2/28/94  41.2 0.63 0.63 1.89
 Construction and
  Housing (3) 2/28/94  42.1 0.63 0.63 1.66
 Consumer Products (3) 2/28/94  9.0 0.63 0.49 2.48
 Defense and
  Aerospace (3) 2/28/94  4.6 0.63 - 2.53
 Developing
  Communications (3) 2/28/94  177.0 0.63 0.63 1.56
 Electronics (3) 2/28/94  54.3 0.63 0.63 1.67
 Energy (3)  2/28/94  126.1 0.63 0.63 1.66
 Energy Service (3) 2/28/94  94.0 0.63 0.63 1.65
 Environmental
  Services (3) 2/28/94  56.6 0.63 0.63 2.03
 Financial Services (3) 2/28/94  168.8 0.62 0.62 1.63
 Food and Agriculture (3) 2/28/94  110.1 0.62 0.62 1.64
 Health Care (3) 2/28/94  552.3 0.63 0.63 1.55
 Home Finance (3) 2/28/94  224.4 0.63 0.63 1.58
 Industrial Equipment (3) 2/28/94  58.2 0.63 0.63 1.68
 Industrial Materials (3) 2/28/94  33.8 0.64 0.64 2.08
 Insurance (3) 2/28/94   22.4 0.63 0.63 1.93
 Leisure (3)  2/28/94  88.1 0.63 0.63 1.53
 Medical Delivery (3) 2/28/94  105.8 0.63 0.63 1.79
 Multimedia (3) (6) 2/28/94  62.8 0.63 0.63 1.63
 Natural Gas (3) 2/28/94**  45.1 0.63(dagger) 0.63(dagger) 1.93(dagger)
 Paper and Forest
  Products (3) 2/28/94  27.0 0.64 0.64 2.07
 Precious Metals and
  Minerals (3) 2/28/94  378.4 0.63 0.63 1.55
 Regional Banks (3) 2/28/94  201.0 0.62 0.62 1.60
 Retailing (3) 2/28/94 $ 57.7 0.62% 0.62% 1.83%
 Software and Computer
  Services (3) 2/28/94  172.2 0.63 0.63 1.57
 Technology (3) 2/28/94  163.4 0.63 0.63 1.54
 Telecommunications (3) 2/28/94  353.3 0.63 0.63 1.53
 Transportation (3) 2/28/94  10.5 0.63 0.63 2.39
 Utilities (3) 2/28/94  310.9 0.63 0.63 1.35
Magellan (3)  3/31/94  29,816.4 0.76 0.76 0.99
Small Cap Stock 4/30/94**  572.2 0.68(dagger) 0.68(dagger) 1.18(dagger)
Fidelity Fifty (3) 6/30/94  44.2 0.63 0.63 1.58
   CURRENCY PORTFOLIOS
   Deutsche Mark
 Peformance, L.P. 12/31/93  8.4 0.50 - 1.50
Sterling
 Performance, L.P. 12/31/93  3.0 0.50 - 1.50
Yen Performance, L.P. 12/31/93  4.0 0.50 - 1.50
   INCOME
   Ginnie Mae  7/31/93  953.2 0.47 0.47 0.80
Mortgage Securities 7/31/93  428.9 0.47 0.47 0.76
Spartan Limited Maturity
 Government 7/31/93  1,653.7 0.65 0.65 0.65
Spartan Ginnie Mae 8/31/93  766.9 0.65 0.41 0.41
Government Securities 9/30/93**  616.6 0.47(dagger) 0.47(dagger)
0.69(dagger)
Short-Intermediate
 Government  9/30/93  167.6 0.47 0.18 0.61
Spartan Investment
 Grade Bond (3) 9/30/93  59.1 0.65 0.65 0.65
Spartan Short-Term
 Income (3) 9/30/93  547.0 0.65 0.20 0.20
Advisor Government
 Investment 10/31/93  40.8 0.46 - 0.68
Advisor High Yield 10/31/93  299.1 0.51 0.51 1.11
Advisor Short Fixed
 Income   10/31/93  359.6 0.47 0.47 0.95
Advisor Institutional
 Limited Term Bond:
 Class A    11/30/93  174.3 0.42 0.42 0.64
 Institutional Class 11/30/93  22.5 0.42 0.42 1.23




Institutional Short-
 Intermediate
  Government:
  Class I  11/30/93 $ 255.2 0.45% 0.45% 0.45%
  Class II  11/30/94**  .1 0.45(dagger) 0.45(dagger) 0.70(dagger)
Advisor Emerging
 Markets Income 12/31/94**  6.2 0.71(dagger) - 1.50(dagger)
Global Bond (2) 12/31/93  434.1 0.71 0.71 1.17
New Markets Income (2) 12/31/93**  114.6 0.71(dagger) 0.28(dagger)
1.24(dagger)
Short-Term World
 Income (2) 12/31/93  400.1 0.62 0.62 1.00
Spartan Bond
 Strategist (3) 12/31/93**  15.4 0.70(dagger) 0.70(dagger) 0.70(dagger)
Variable Insurance
 Products:
  High Income 12/31/93  343.1 0.51 0.50 0.64
Variable Insurance
 Products II:
  Investment Grade
   Bond  12/31/93  98.9 0.47 0.47 0.68
Spartan Long-Term
 Government Bond 1/31/94  85.8 0.65 0.65 0.65
U.S. Bond Index 2/28/94  190.2 0.32 - 0.32
Capital & Income (3) 4/30/94  2,644.6 0.71 0.71 0.97
Intermediate Bond (3) 4/30/94  1,782.5 0.31 0.31 0.64
Investment Grade Bond (3) 4/30/94  1,026.3 0.41 0.41 0.74
Short-Term Bond (3) 4/30/94  2,230.0 0.46 0.46 0.80
Spartan Government
 Income   4/30/94  397.4 0.65 0.65 0.65
Spartan High Income 4/30/94  671.4 0.75 0.75 0.75
Spartan Short-Intermediate
 Government 4/30/94  61.7 0.65 0.10 0.10
The North Carolina Capital
     Management   Trust:
        Term Portfolio 6/30/94  74.1 0.41 0.41   0.41
   MONEY MARKET
   Daily Money Fund:
 Capital Reserves:
  Money Market (4) 7/31/93  443.3 0.50 0.31 0.95
  U.S. Government
   Money Market (4) 7/31/93  269.5 0.50 0.38 0.95
 Money Market (4) 7/31/93  1,554.7 0.50 0.50 0.61
 U.S. Treasury (4) 7/31/93 $ 2,841.7 0.50% 0.50% 0.57%
 U.S. Treasury
  Income (4) 7/31/93  1,166.9 0.42 0.20 0.20
Spartan U.S. Treasury
 Money Market (4) 7/31/93  2,138.9 0.55 0.42 0.42
Daily Income Trust (4) 8/31/93  2,302.8 0.30 0.30 0.57
Money Market Trust:
 Domestic Money
  Market (4) 8/31/93  690.3 0.42 0.42 0.42
 Retirement Government
  Money Market (4) 8/31/93  1,338.8 0.42 0.42 0.42
 Retirement Money
  Market (4) 8/31/93  1,661.1 0.42 0.42 0.42
 U.S. Government (4) 8/31/93  297.5 0.42 0.42 0.42
 U.S. Treasury (4) 8/31/93  181.5 0.42 0.42 0.42
U.S. Government
 Reserves (4) 9/30/93  1,139.5 0.43 0.43 0.73
Cash Reserves (4) 11/30/93  9,761.4 0.14 0.13 0.48
State and Local Asset
 Management Series:
  Government Money
   Market (4) 11/30/93  844.5 0.43 0.43 0.43
Variable Insurance
 Products:
  Money Market (4) 12/31/93  307.3 0.14 0.13 0.22
Select Money Market (4) 2/28/94  462.6 0.13 0.13 0.72
Institutional Cash:
 Domestic Money
  Market (4) 3/31/94  762.8 0.20 0.12 0.18
 Money Market :
  Class A (4) 3/31/94  5,263.1 0.20 0.15 0.18
  Class B (4) 3/31/94**  34.4 0.20(dagger) 0.15(dagger) 0.50(dagger)
 U.S. Government (4) 3/31/94  4,830.3 0.20 0.14 0.18
 U.S. Treasury (4) 3/31/94  1,898.0 0.20 0.15 0.18
 U.S. Treasury II:
  Class A (4) 3/31/94  4,916.5 0.20 0.14 0.18
  Class B (4) 3/31/94**  1.5 0.20(dagger) 0.14(dagger) 0.50(dagger)
Spartan Money Market (4) 4/30/94  4,512.4 0.45 0.31 0.31
Spartan U.S. Governmenrt
 Money Market (4) 4/30/94  799.3 0.45 0.45 0.45
The North Carolina
 Capital Management Trust:
  Cash Portfolio (4) 6/30/94  1,391.7 0.39 0.39 0.39
   TAX-EXEMPT INCOME
   Daily Money Fund:
 Capital Reserves:
  Municipal Money
   Market (4) 7/31/93 $ 91.7 0.50% 0.22% 0.95%
Spartan Aggressive
 Municipal   8/31/93**  6.4 0.60(dagger) 0.60(dagger) 0.60(dagger)
Spartan Intermediate
 Municipal  8/31/93**  82.6 0.55(dagger) - -
Spartan Maryland
 Municipal  Income 8/31/93**  13.4 0.55(dagger) - -
Spartan Municipal
 Income   8/31/93  869.8 0.55 0.47 0.47
Spartan Municipal
 Money Market (4) 8/31/93  1,561.2 0.50 0.27 0.27
Spartan Short-
 Intermediate
  Municipal 8/31/93#  819.9 0.55(dagger) 0.55(dagger) 0.55(dagger)
Advisor High Income
 Municipal  10/31/93  316.4 0.42 0.42 0.92
Daily Tax-Exempt
 Money (4)  10/31/93  504.9 0.50 0.50 0.61
Spartan New Jersey
 Municipal Money
  Market (4) 10/31/93  329.1 0.50 0.44 0.44
Tax-Exempt Money
 Market Trust (4) 10/31/93  2,789.6 0.27 0.27 0.49
Advisor Institutional
 Limited Term
  Tax-Exempt:
  Class A  11/30/93  22.1 0.42 0.24 0.65
  Institutional Class 11/30/93  15.4 0.42 - 0.90
Advisor Short-Inter-
 Mediate Tax Exempt 11/30/94** 6.5 0.41(dagger) - 0.75(dagger) Connecticut Municipal
 Money Market (4) 11/30/93  300.3 0.42 0.42 0.61
High Yield Tax-Free 11/30/93  2,161.9 0.42 0.42 0.56
New Jersey Tax-Free
 Money Market (4) 11/30/93  357.5 0.42 0.42 0.63
Spartan Connecticut
 Municipal:
  High Yield 11/30/93  450.4 0.55 0.55 0.55
  Money Market (4) 11/30/93  128.5 0.50 0.24 0.24
Spartan Florida Municipal:
 Income   11/30/93 $ 377.5 0.55% 0.25% 0.25%
 Money Market (4) 11/30/93  204.4 0.50 0.18 0.18
Spartan New Jersey
 Municipal High Yield 11/30/93  399.2 0.55 0.55 0.55
Aggressive Tax-Free 12/31/93  891.9 0.47 0.47 0.64
Insured Tax-Free 12/31/93  426.3 0.42 0.42 0.61
Limited Term
 Municipals  12/31/93  1,174.6 0.41 0.41 0.57
Michigan Tax-Free:
 High Yield  12/31/93  528.9 0.42 0.42 0.59
 Money Market (4) 12/31/93  161.3 0.42 0.41 0.62
Minnesota Tax-Free 12/31/93  320.0 0.42 0.42 0.61
Municipal Bond 12/31/93  1,279.8 0.37 0.37 0.49
Ohio Tax-Free:
 High Yield  12/31/93  442.1 0.41 0.41 0.57
 Money Market (4) 12/31/93  244.4 0.42 0.42 0.59
Spartan Pennsylvania
 Municipal:
  High Yield 12/31/93  283.2 0.55 0.55 0.55
  Money Market (4) 12/31/93  218.8 0.50 0.50 0.50
Massachusetts Tax-Free:
 High Yield  1/31/94  1,365.4 0.41 0.41 0.54
 Money Market (4) 1/31/94  577.0 0.41 0.41 0.66
New York Tax-Free:
 High Yield  1/31/94  477.9 0.41 0.41 0.58
 Insured   1/31/94  395.2 0.41 0.41 0.58
 Money Market (4) 1/31/94  564.0 0.41 0.41 0.62
Spartan Massachusetts
 Municipal Money
  Market (4) 1/31/94  339.5 0.50 0.40 0.40
Spartan New York
 Municipal:
  High Yield 1/31/94  427.7 0.55 0.55 0.55    Intermediate 1/31/94**  4.3
0.55(dagger) - -
  Money Market (4) 1/31/94  446.6 0.50 0.50 0.50
California Tax-Free:
 High Yield  2/28/94  588.0 0.41 0.41 0.57
 Insured   2/28/94  299.5 0.41 0.29 0.48
 Money Market (4) 2/28/94  540.0 0.41 0.41 0.64
Spartan California
 Municipal:
  High Yield 2/28/94  598.5 0.55 0.52 0.52
  Intermediate 2/28/94** $ 7.7 0.55(dagger)% -% -%
  Money Market (4) 2/28/94  944.0 0.50 0.21 0.21
Institutional Tax-
 Exempt Cash (4) 5/31/94  2,549.9 0.20 0.14 0.18
(a) All fund data are as of the fiscal year end noted in the chart or as of June 30, 1994, if fiscal year end figures are not yet available. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations, or paid by or due from brokers to which cer tain portfolio trades have been directed.
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
(1) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
(2) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income and Advisor Emerging Markets only), FIIA, and FIIAL U.K., with respect to the fund.
(3) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(4) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund.
(5) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund.
(6) Effective April 25, 1994, Select Broadcast and Media Portfolio has been renamed to Multimedia Portfolio.

CRT-PXS-994 CUSIP #316089101/FUND #407
 CUSIP #316089200/FUND #416
 CUSIP #316089705/FUND #427
 CUSIP #316089507/FUND #037

Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY COURT STREET TRUST: FIDELITY HIGH YIELD TAX-FREE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Marvin L. Mann or any one or more of them, attorneys, with full power of substitution, to vote all shares of
FIDELITY COURT STREET TRUST    as indicated above     which the undersigned
is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 16, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
       037, 407, 416, 427 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson      marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, Edward H. Malone, Marvin L. Mann, Gerald                                 nominees.
     C. McDonough, and Thomas R. Williams.

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as       FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting it to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

7.    To approve an amended management contract for the            FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   7.
      fund.




   CRT-PXC-994

           CUSIP# 316089507/FUND# 037 H

Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY COURT STREET TRUST: SPARTAN FLORIDA MUNICIPAL INCOME PORTFOLIO PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Marvin L. Mann or any one or more of them, attorneys, with full power of substitution, to vote all shares of
FIDELITY COURT STREET TRUST    as indicated above     which the undersigned
is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 16, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
       037, 407, 416, 427 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson      marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, Edward H. Malone, Marvin L. Mann, Gerald                                 nominees.
     C. McDonough, and Thomas R. Williams.

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as       FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting it to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.




       CRT-PXC-994

           CUSIP# 316089705/FUND# 427 H

Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY COURT STREET TRUST: SPARTAN NEW JERSEY MUNICIPAL HIGH YIELD
PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Marvin L. Mann or any one or more of them, attorneys, with full power of substitution, to vote all shares of
FIDELITY COURT STREET TRUST    as indicated above     which the undersigned
is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 16, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
       037, 407, 416, 427 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson      marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, Edward H. Malone, Marvin L. Mann, Gerald                                 nominees.
     C. McDonough, and Thomas R. Williams.

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as       FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting it to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

8.    To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   8.
      limitation concerning the issuance of senior securities.

9.    To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   9.
      limitation concerning short sales of securities.

10.   To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   10.
      limitation concerning margin purchases.

11.   To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   11.
      limitation concerning borrowing.

12.   To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   12.
      limitation concerning the concentration of its
      investments within a single industry.

13.   To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   13.
      limitation concerning commodities.




CRT-PXC-994

        CUSIP# 316089200/FUND# 416 H

Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY COURT STREET TRUST: SPARTAN CONNECTICUT MUNICIPAL HIGH YIELD
PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Marvin L. Mann or any one or more of them, attorneys, with full power of substitution, to vote all shares of
FIDELITY COURT STREET TRUST    as indicated above     which the undersigned
is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 16, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
       037, 407, 416, 427, HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson      marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, Edward H. Malone, Marvin L. Mann, Gerald                                 nominees.
     C. McDonough, and Thomas R. Williams.

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as       FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting it to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

8.    To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   8.
      limitation concerning the issuance of senior securities.

9.    To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   9.
      limitation concerning short sales of securities.

10.   To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   10.
      limitation concerning margin purchases.

11.   To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   11.
      limitation concerning borrowing.

12.   To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   12.
      limitation concerning the concentration of its
      investments within a single industry.

13.   To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   13.
      limitation concerning commodities.




CRT-PXC-994

           CUSIP#  316089101/FUND# 407 H

FIDELITY HIGH YIELD TAX-FREE PORTFOLIO
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity High Yield Tax-Free Portfolio shareholders will be held in November to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take the time to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by your fund and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services. Before voting on this proposal, shareholders are required by the proxy rules and regulations, to have received a copy of the their fund's most recent annual report, which for this fund is the fiscal year ended November 30, 1993. Therefore, depending on when you purchased shares of the fund, the annual report may be included with this mailing. PROPOSAL 2 is to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing Trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 6 is to adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 7 is to amend the fund's management contract to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the amended contract is substantially identical to the current management contract. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE FUND'S CURRENT MANAGEMENT CONTRACT.
          HIY-PXL-994
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President
SPARTAN FLORIDA MUNICIPAL INCOME PORTFOLIO
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Spartan Florida Municipal Income Portfolio shareholders will be held in November to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take the time to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services. Before voting on this proposal, shareholders are required by the proxy rules and regulations, to have received a copy of the their fund's most recent annual report, which for this fund is the fiscal year ended November 30, 1993. Therefore, depending on when you purchased shares of the fund, the annual report may be included with this mailing. PROPOSAL 2 is to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing Trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 6 is to adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President
SPARTAN NEW JERSEY MUNICIPAL HIGH YIELD PORTFOLIO
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Spartan New Jersey Municipal High Yield Portfolio shareholders will be held in November to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take the time to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services. Before voting on this proposal, shareholders are required by the proxy rules and regulations, to have received a copy of the their fund's most recent annual report, which for this fund is the fiscal year ended November 30, 1993. Therefore, depending on when you purchased shares of the fund, the annual report may be included with this mailing. PROPOSAL 2 is to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing Trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 6 is to adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. Adoption of Standardized Investment Limitations. The primary purpose of PROPOSALS 8 THROUGH 13 is to revise several of the fund's investment limitations to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify the fund's authority in
          NJT-PXL-994
various areas of investing and bring the fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental investment objective of the fund, however, and are not expected to result in any significant changes in the fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President
SPARTAN CONNECTICUT MUNICIPAL HIGH YIELD PORTFOLIO
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Spartan Connecticut Municipal High Yield Portfolio shareholders will be held in November to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take the time to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services. Before voting on this proposal, shareholders are required by the proxy rules and regulations, to have received a copy of the their fund's most recent annual report, which for this fund is the fiscal year ended November 30, 1993.Therefore, depending on when you purchased shares of the fund, the annual report may be included with this mailing. PROPOSAL 2 is to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing Trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 6 is to adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. Adoption of Standardized Investment Limitations. The primary purpose of PROPOSALS 8 THROUGH 13 is to revise several of the fund's investment limitations to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify the fund's authority in various areas of investing and bring the fund's limitations up to date by reflecting changes in the
          CTF-PXL-994
market and in regulatory policies in recent years. The proposals do not affect the fundamental investment objective of the fund, however, and are not expected to result in any significant changes in the fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President
SPARTAN CONNECTICUT MUNICIPAL HIGH YIELD PORTFOLIO
SPARTAN NEW JERSEY MUNICIPAL HIGH YIELD PORTFOLIO
SPARTAN FLORIDA MUNICIPAL INCOME PORTFOLIO
FIDELITY HIGH YIELD TAX-FREE PORTFOLIO
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Spartan Connecticut Municipal High Yield Portfolio, Spartan New Jersey Municipal High Yield Portfolio, Spartan Florida Municipal Income Portfolio, and Fidelity High Yield Tax-Free Portfolio's shareholders will be held in November to vote on several important proposals that affect the funds and any investment you may have in them. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Our records indicate that you are among many shareholders who have more than one account in certain of these funds. To save the expense of postage and printing, we have enclosed one proxy card for each account. Please take the time to read the enclosed materials and cast your vote on each yellow proxy card. PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your funds. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services. Before voting on this proposal, shareholders are required by the proxy rules and regulations, to have received a copy of the their funds' most recent annual report, which for these funds is the fiscal year ended November 30, 1993. Therefore, depending on when you purchased shares of the funds, the annual reports may be included with this mailing. PROPOSAL 2 is to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing Trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
          CRT-PXL-994
PROPOSAL 6 is to adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 7 is to amend the fund's management contract to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the amended contract is substantially identical to the current management contract. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE FUND'S CURRENT MANAGEMENT CONTRACT. Adoption of Standardized Investment Limitations. The primary purpose of PROPOSALS 8 THROUGH 13 is to revise several of the funds' investment limitations to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify each fund's authority in various areas of investing and bring the fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental investment objective of the fund, however, and are not expected to result in any significant changes in the fund's investment strategy. Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy cards enclosed in this package. Be sure to sign the cards before mailing them in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your funds. Sincerely,
Edward C. Johnson 3d
President